SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

Schedule of Investments

December 31, 2019 (Unaudited)

	First Acquisition Date	Cost	Fair Value	% of Shareholders’ Capital
Investments in Investment Funds - ‡

Directional Macro
Kirkoswald Global Macro Fund Ltd - a	10/01/2019	$55,000,000	$55,783,341	1.19%

Total Directional Macro		55,000,000	55,783,341	1.19

Event Driven
400 Capital Credit Opportunities Fund LP - b,e	11/01/2014	108,809,834	152,162,661	3.25
400 Capital Credit Opportunities Fund Ltd. - b,e	04/01/2016	198,369,279	266,453,627	5.70
AG Mortgage Value Partners, L.P. - b,e	10/01/2018	276,000,000	300,752,525	6.43
AG Mortgage Value Partners, Ltd. - b,e	02/01/2019	102,000,000	110,670,950	2.37
Axonic Credit Opportunities Fund L.P. - b	08/01/2011	105,479,781	156,080,816	3.34
Axonic Credit Opportunities Overseas Fund, Ltd. - b	08/01/2011	110,335,812	157,694,859	3.37
Axonic Special Opportunities SBL Master Fund, LP - b,h	05/01/2019	43,000,000	45,148,863	0.96
Bayview Liquid Credit Strategies Domestic, L.P. - b,e	11/01/2017	26,100,000	29,267,454	0.63
Bayview Liquid Credit Strategies Offshore, L.P. - b,e	09/01/2017	134,905,684	150,244,494	3.21
CQS ABS Feeder Fund Ltd - b	04/01/2019	50,000,000	52,949,817	1.13
Galton Mortgage Strategies Offshore Fund, Ltd. - b,e	07/01/2018	120,700,000	129,623,550	2.77
Galton Mortgage Strategies Onshore Fund, L.P. - b,e	07/01/2018	89,000,000	95,074,619	2.03
GoldenTree Offshore Fund, Ltd. - Class C - b	10/01/2012	3,033,082	3,878,647	0.08
GoldenTree Offshore Fund, Ltd. - Side pocket 8 - d	01/01/2013	402,045	1,396,855	0.03
Marathon European Credit Opportunity Fund II LP - c	02/01/2014	13,003,688	20,113,159	0.43
Marathon Securitized Credit Fund, L.P. - b,e	01/01/2016	109,516,632	125,124,910	2.67
Marathon Securitized Credit Fund, Ltd. - b,e	01/01/2011	110,879,647	162,441,729	3.47
Medalist Partners Harvest Fund Ltd - b	07/01/2017	89,700,000	111,809,616	2.39
Medalist Partners Harvest Fund, LP - b	08/01/2016	65,704,127	90,284,145	1.93
Mudrick Distressed Opportunity Fund, L.P. - b,h	09/01/2019	50,000,000	46,776,452	1.00
Prophet Opportunity Partners (Offshore) LP - b	05/01/2016	26,873,571	24,722,445	0.53
Prophet Opportunity Partners LP - b	04/01/2016	30,869,324	32,069,278	0.69
Sand Grove Opportunities Fund Ltd - b,e	07/01/2017	44,593,475	52,604,128	1.12
Seer Capital Partners Fund L.P. - b	01/01/2012	126,582,885	185,797,334	3.97
Seer Capital Partners Offshore Fund Ltd. - b	01/01/2016	63,933,271	89,003,273	1.90
SMS Ltd. - Class L Band 2Y - g,h	04/01/2019	506,116	526,000	0.01
Sola 1 - Class L Band 2Y - g,h	04/01/2019	8,834,692	9,184,190	0.20
Solus LLC - Class L Band 2Y - g,h	04/01/2019	4,298,637	4,468,561	0.10
Third Point Hellenic Recovery US Feeder Fund, L.P. - c	05/01/2013	24,198,671	43,199,042	0.92
Third Point Partners Qualified LP - b	04/01/2017	92,329,936	102,383,430	2.19
Waterfall Eden Fund, L.P. - b,e	11/01/2012	97,110,987	131,644,801	2.81
Waterfall Eden Fund, Ltd. - b,e	03/01/2013	73,930,404	100,473,882	2.15

Total Event Driven		2,401,001,580	2,984,026,112	63.78

Relative Value
Context Partners Fund, L.P. - b	02/01/2019	25,000,000	25,751,996	0.55
EJF Debt Opportunities Fund, L.P. - b	05/01/2011	74,149,159	125,143,687	2.68
EJF Debt Opportunities Offshore Fund, Ltd. - b	02/01/2012	215,010,098	277,194,775	5.92
Galton Agency MBS Offshore Fund, Ltd. - a,e	02/01/2019	35,600,000	39,035,549	0.83
Hildene Opportunities Fund II, L.P. - b,e	04/01/2017	54,375,000	67,180,210	1.44

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

Schedule of Investments (continued)

December 31, 2019 (Unaudited)

	First Acquisition Date	Cost		Fair Value	% of Shareholders’ Capital
Investments in Investment Funds - ‡ (continued)

Relative Value (continued)
Hildene Opportunities Fund LP - b,e	01/01/2017	$99,285,413		$142,195,988	3.04%
Hildene Opportunities Offshore Fund II, Ltd. - b,e	04/01/2017	67,725,000		86,141,835	1.84
Hildene Opportunities Offshore Fund Ltd - b,e	01/01/2017	96,191,123		133,441,819	2.85
Linden International Ltd. - b,e	01/01/2015	11,211,370		13,861,505	0.30
Linden Investors LP - b,e	01/01/2015	258,365,024		286,790,173	6.13
Metacapital Mortgage Opportunities Fund, L.P. Class B - b,e	11/01/2011	16,798,701		33,546,795	0.72
Metacapital Mortgage Opportunities Fund, Ltd. Class E - b,e	12/01/2011	50,530,982		110,083,925	2.35
Millennium International, Ltd. - b,e	08/01/2015	31,178,975		40,227,427	0.86
Parallax Fund LP - b	05/01/2016	26,154,255		27,212,943	0.58
Shoals Financials Opportunity Fund, LP - b,e	10/01/2018	16,500,000		14,897,713	0.32
Shoals Financials Opportunity Offshore Fund, Ltd. - b,e	10/01/2018	23,261,553		20,922,741	0.45
Tempo Volatility Fund LLC - a	05/01/2016	45,101,751		48,305,885	1.03
WAF Master Fund, L.P. - a,e	02/01/2019	8,876,679		8,848,175	0.19

Total Relative Value		1,155,315,083		1,500,783,141	32.08

Total Investments in Investment Funds - *		$3,611,316,663	†	$4,540,592,594	97.05

Investments in Securities

Bonds
Carrington Holding Company LLC 144A PIK Global Note - f	01/01/2014	10,625,967		1,323,200	0.03

Common Stocks
SPDR S&P 500 ETF Trust (381,700 Shares)	12/31/2019	122,518,791		122,853,962	2.63

Total Investments in Securities		$133,144,758	†	$124,177,162	2.65

Investments in Derivative Contracts

Equity Call Options
SPX Call Strike @33.40 Exp 3/20/2020 (2,057 Contracts)	12/23/2019	5,661,198		5,101,360	0.11
SPX Call Strike @33.50 Exp 3/20/2020 (2,138 Contracts)	12/30/2019	4,897,010		4,639,460	0.10
SPX Call Strike @33.65 Exp 3/20/2020 (600 Contracts)	12/27/2019	1,351,086		1,062,000	0.02

Total Investments in Derivative Contracts		$11,909,294	†	$10,802,820	0.23

Other Assets, less Liabilities				3,144,049	0.07

Shareholders’ Capital				$4,678,716,625	100.00%

Note: Investments in underlying Investment Funds are categorized by investment strategy.

a	Redemptions permitted monthly.
b	Redemptions permitted quarterly.
c	Term vehicles with multi-year hard lock, subject to periodic distributions. The Company held $63,312,201 (1.39% of total Investments in Investment Funds) of term vehicles at December 31, 2019.
d

Illiquid, redeemable only when underlying investment is realized or converted to regular interest in Investment Fund. The Company held $1,396,855 (0.03% of total Investments in Investment Funds) of illiquid investments at December 31, 2019.

e	Subject to gated redemptions.
f	Illiquid, directly held senior unsecured notes.
g	Redemptions permitted semi-annually.

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

Schedule of Investments (continued)

December 31, 2019 (Unaudited)

h	Subject to a current lock-up on liquidity provisions on a greater than quarterly basis.
‡	The Company’s Investments in Investment Funds are exempt from registration under the Securities Act of 1933, as amended, and contain restrictions on resale and cannot be sold publicly.
*	All Investments in Investment Funds are non-income producing.
†	The cost and unrealized appreciation/(depreciation) of investments as of December 31, 2019, as computed for federal tax purposes, were as follows:

Aggregate cost	$4,410,324,783

Gross unrealized appreciation	$279,103,857
Gross unrealized depreciation	(13,805,383)

Net unrealized appreciation	$265,298,474

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

Notes to Schedule of Investments

December 31, 2019 (Unaudited)

1.     Fair Value Disclosures

In accordance with the authoritative guidance on fair value measurements and disclosures under accounting principles generally accepted in the United States of America (“GAAP”), SkyBridge Multi-Adviser Hedge Fund Portfolios LLC (the “Company”) discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurement) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurement). The guidance establishes three levels of fair value as listed below.

Level 1- Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Company has the ability to access at the measurement date;

Level 2- Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;

Level 3- Inputs that are unobservable.

The notion of unobservable inputs is intended to allow for situations in which there is little, if any, market activity for the asset or liability at the measurement date. Under Level 3, the owner of an asset must determine valuation based on their own assumptions about what market participants would take into account in determining the fair value of the asset, using the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Adviser. The Adviser considers observable data to be market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market.

The following is a summary of the Company’s assets measured at fair value as of December 31, 2019, by Accounting Standards Codification (“ASC”) 820 fair value hierarchy levels:

Description	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Investments Measured at Net Asset Value	Total Fair Value at December 31, 2019

Investments in Securities	$122,853,962	$—	$1,323,200	$—	$124,177,162

Investments in Investment Funds	$—	$—	$—	$4,540,592,594	$4,540,592,594

Investments in Derivative Contracts	$10,802,820	$—	$—	$—	10,802,820

The Company’s investments in Investment Funds carried at fair value in the amount of $4,540,592,594 have not been categorized in the fair value hierarchy, as the Company has adopted ASU No. 2015-07 (“ASU 2015-07”), Fair Value Measurement (Topic 820): Disclosure for Investments

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

Notes to Schedule of Investments (continued)

December 31, 2019 (Unaudited)

in Certain Entities that Calculate NAV per Share (or Its Equivalent). The ASU 2015-07 amendments remove the previous requirement to categorize all investments for which fair value is measured using the NAV per share practical expedient. The amendments also remove the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The amendments apply to reporting entities that elect to measure the fair value of an investment through the NAV per share (or its equivalent) practical expedient (common practice for investment companies including the Company).

In August 2018, the FASB issued Accounting Standards Update No. 2018-13, “Fair Value Measurement (Topic 820): Changes to the Disclosure Requirements for Fair Value Measurement” (ASU 2018-13). ASU 2018-13 eliminates the requirement to disclose (i) transfers between Level 1 and Level 2 of the fair value hierarchy, (ii) the policy for timing of transfers between levels and (iii) valuation processes and changes in unrealized gains/losses for Level 3 fair value measurements. The ASU also modifies existing disclosure requirements for the rollforward of Level 3 fair value measurement as well as disclosures of the timing of liquidating distributions from Portfolio Investments. The ASU 2018-13 is effective for annual reporting periods beginning after December 15, 2019, and early adoption is permitted. As permitted, the Company has elected to adopt ASU 2018-13 beginning with its March 31, 2019 financial statements. The adoption of ASU 2018-13 did not affect the Company’s financial condition, results of operations or cash flows.

In determining fair value of investments in securities, the Company used unobservable inputs including a discount for lack of marketability of 80%.

The following is a summary of the investment strategies, their liquidity and redemption notice periods and any restrictions on the liquidity provisions of the investments in Investment Funds held by the Company as of December 31, 2019 and measured at fair value using the NAV per share practical expedient. Investment Funds with no current redemption restrictions may be subject to future gates, lock-up provisions or other restrictions, in accordance with their offering documents which would be considered in fair value measurement and disclosure.

Directional Macro strategies require well developed risk management procedures due to the frequent employment of leverage. Investment managers may trade futures, options on future contracts and foreign exchange contracts and may trade in diversified markets or focus on one market sector. Two types of strategies employed by directional macro managers are discretionary and systematic trading. Discretionary trading strategies seek to dynamically allocate capital to relatively short-term trading opportunities around the world. Directional strategies (seeking to participate in rising and declining markets when the trend appears strong and justified by fundamentals) and relative value approaches (establishing long positions in undervalued instruments and short positions in related instruments believed to be over valued) or in “spread” positions in an attempt to capture changes in the relationships between instruments. Systematic trading strategies generally rely on computerized trading systems or models to identify and capitalize on trends in financial and commodity markets. This systematic approach allows investment managers to seek to take advantage of price patterns in very large number of markets. The trading models may be focused on technical or fundamental factors or combination of factors. 100 percent of the Investment Funds in this strategy have monthly liquidity, subject to a 60 day notice period.

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

Notes to Schedule of Investments (continued)

December 31, 2019 (Unaudited)

Event Driven strategies involve investing in opportunities created by significant transactional events such as spin-offs, mergers and acquisitions, bankruptcies, recapitalizations and share buybacks. Event driven strategies include “merger arbitrage” and “distressed securities”. Generally, the Investment Funds within this strategy have quarterly to semi-annual liquidity, subject to a 60 to 180 day notice period. Investment Funds in this strategy, representing less than 1 percent of the Investment Funds in this strategy are illiquid or side pocket investments with suspended redemptions. Approximately 4 percent of the Investment Funds in this strategy are subject to hard lock up provisions to be lifted after 12 months to 24 months. Approximately 2 percent in this strategy are term vehicles with multi-year hard locks subject to periodic distributions. Approximately 61 percent of the Investment Funds in this strategy have gated redemptions, which are estimated to be lifted after 12 months. The remaining approximately 33 percent of the Investment Funds in this strategy can be redeemed with no restrictions as of the measurement date.

Relative Value strategies seek to take advantage of specific pricing anomalies, while also seeking to maintain minimal exposure to systematic market risk. This may be achieved by purchasing one security previously believed to be undervalued, while selling short another security perceived to be overvalued. Relative value arbitrage strategies include equity market neutral, statistical arbitrage, convertible arbitrage, and fixed income arbitrage. Some investment managers classified as multi-strategy relative value arbitrage use a combination of these substrategies. Generally, the Investment Funds within this strategy have monthly to quarterly liquidity, subject to a 15 to 90 day notice period. Approximately 66 percent of the Investment Funds in this strategy have gated redemptions, which are estimated to be lifted after 12 months. The remaining approximately 34 percent of the Investment Funds in this strategy can be redeemed with no restrictions as of the measurement date.

The Company follows the authoritative guidance under GAAP on determining fair value when the volume and level of activity for the asset or liability have significantly changed and identifying transactions that are not orderly. Accordingly, if the Company determines that either the volume and/or level of activity for an asset or liability has significantly changed (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value. Valuation techniques such as an income approach might be appropriate to supplement or replace a market approach in those circumstances.

The guidance also provides a list of factors to determine whether there has been a significant change in relation to normal market activity. Regardless of the valuation technique and inputs used, the objective for the fair value measurement in those circumstances is unchanged from what it would be if markets were operating at normal activity levels and/or transactions were orderly; that is, to determine the current exit price.